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	OMB Number:	3235-0578
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UNITED STATES	Estimated average burden hours per response . . . . . . . . . . 10.5
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA		02110
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	6/30/16

Item 1.  Schedule of Investments.

TEKLA HEALTHCARE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2016

(Unaudited)

SHARES		VALUE
	CONVERTIBLE PREFERRED STOCKS (Restricted) (a) (b) — 0.6% of Net Assets
	Biotechnology — 0.5%
1,464,497	BioClin Therapeutics, Inc. Series A	$951,923
2,133,333	GenomeDx Biosciences, Inc. Series C	3,199,999
		4,151,922
	Health Care Equipment & Supplies — 0.1%
407,078	IlluminOss Medical, Inc. Series AA	407,078
383,470	IlluminOss Medical, Inc. Series Junior Preferred	383,470
		790,548
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,565,225)	4,942,470

	PREFERRED STOCK — 1.7% of Net Assets
	Real Estate Investment Trust — 1.7%
200,000	Welltower, Inc.	13,560,000
	TOTAL PREFERRED STOCK (Cost $11,919,595)	13,560,000

	MANDATORY CONVERTIBLE PREFERRED STOCKS — 1.9% of Net Assets
	Pharmaceuticals — 1.9%
5,000	Allergan plc, 5.50% due 03/01/2018	4,168,100
13,000	Teva Pharmaceutical Industries Ltd., 7.00% due 12/15/2018	10,751,000
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCKS (Cost $18,000,000)	14,919,100

PRINCIPAL AMOUNT
	CONVERTIBLE AND NON-CONVERTIBLE NOTES — 20.4% of Net Assets
	Convertible Notes — 6.8%
	Biotechnology — 1.4%
$10,000,000	Cepheid, Inc., 1.25% due 2/1/21	8,668,750
4,000,000	Immunomedics, Inc., 4.75% due 2/15/20	2,715,000
		11,383,750
	Pharmaceuticals — 5.4%
13,000,000	Aegerion Pharmaceuticals, Inc., 2.00% due 8/15/19 (c)	7,410,000
14,330,000	ARIAD Pharmaceuticals Inc., 3.63% due 6/15/19 (c)	15,395,794
14,700,000	Corsicanto Ltd, 3.50% due 1/15/32	14,929,688
7,000,000	Egalet Corporation, 5.50% due 4/1/20 (c)	5,280,625
		43,016,107
	Total Convertible Notes	54,399,857
	Non-Convertible Notes — 13.6%
	Biotechnology — 1.4%
10,000,000	Amgen Inc. 3.63% due 5/15/22	10,762,680
	Health Care Equipment & Supplies — 1.4%
5,000,000	Medtronic, Inc., 3.50% due 3/15/25	5,450,625

The accompanying notes are an integral part of this Schedule of Investments.

PRINCIPAL AMOUNT		VALUE
	Health Care Equipment & Supplies — continued
$6,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 8/15/2035	$6,014,772
		11,465,397
	Health Care Providers & Services — 9.1%
12,693,000	Acadia Healthcare Co Inc., 5.13% due 7/01/22	12,312,210
10,500,000	Anthem Inc., 3.50% due 8/15/24	10,870,892
8,665,000	Cigna Corporation, 5.88% due 3/15/41	10,632,362
8,250,000	Express Scripts Holding Company, 6.13% due 11/15/41	9,834,833
9,700,000	HCA Holdings, Inc., 6.25% due 2/15/21	10,354,750
7,500,000	HealthSouth Corporation, 5.75% due 11/01/2024	7,530,000
10,500,000	UnitedHealth Group Inc., 4.38% due 3/15/42	11,655,367
		73,190,414
	Pharmaceuticals — 1.7%
4,750,000	AstraZeneca PLC, 6.45% due 9/15/37 (f)	6,483,380
780,000	Mallinckrodt International Finance SA, 4.75% due 4/15/23	631,800
5,020,000	Wyeth LLC, 5.95% due 4/01/37	6,684,145
		13,799,325
	Total Non-Convertible Notes	109,217,816
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $165,055,937)	163,617,673

SHARES
	COMMON STOCKS AND WARRANTS — 96.4% of Net Assets
	Biotechnology — 32.1%
156	AbbVie Inc.	9,658
141,890	Alexion Pharmaceuticals, Inc. (b)	16,567,076
148,501	Alkermes plc (b) (d)	6,418,213
146,000	Amgen Inc.	22,213,900
367,500	Ardelyx, Inc. (b)	3,208,275
133,931	Biogen Inc. (b)	32,387,194
62,600	BioMarin Pharmaceutical Inc. (b) (d)	4,870,280
404,864	Celgene Corporation (b)	39,931,736
159,000	Cepheid, Inc. (b)	4,889,250
305,100	Eleven Biotherapeutics, Inc. warrants (Restricted, expiration 11/24/17) (a) (b)	0
754,619	Gilead Sciences, Inc. (d)	62,950,317
112,223	Incyte Corporation (b)	8,975,596
125,100	Juno Therapeutics, Inc. (b)	4,808,844
300,000	Karyopharm Therapeutics, Inc. (b)	2,013,000
53,700	Medivation, Inc. (b) (d)	3,238,110
320,405	Natera, Inc. (b)	3,865,686
74,900	Neurocrine Biosciences, Inc. (b) (d)	3,404,205
1,308,385	Pieris Pharmaceuticals, Inc. (b)	2,106,500
101,241	Pieris Pharmaceuticals, Inc. (Restricted) (a) (b)	146,698
40,496	Pieris Pharmaceuticals, Inc., Series A warrants (Restricted, expiration 6/8/21) (a) (b)	23,083

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE
	Biotechnology — continued
20,248	Pieris Pharmaceuticals, Inc., Series B warrants (Restricted, expiration 6/8/21) (a) (b)	$13,971
165,000	Puma Biotechnology, Inc. (b)	4,915,350
68,700	United Therapeutics Corporation (b)	7,276,704
265,543	Vertex Pharmaceuticals Incorporated (b)	22,842,009
		257,075,655
	Health Care Equipment & Supplies — 11.5%
673,300	Abbott Laboratories (d)	26,467,423
551,000	Endologix Inc. (b)	6,865,460
397,030	Medtronic plc	34,450,293
158,805	St. Jude Medical, Inc.	12,386,790
102,300	Zimmer Biomet Holdings, Inc.	12,314,874
		92,484,840
	Health Care Providers & Services — 17.3%
175,507	AmerisourceBergen Corporation (d)	13,921,215
209,572	Community Health Systems, Inc. (b)	2,525,343
160,279	CVS Caremark Corporation	15,345,111
213,272	HCA Holdings, Inc. (b)	16,424,077
112,000	Humana, Inc.	20,146,560
325,360	Molina Healthcare, Inc. (b)	16,235,464
52,393	Quorum Health Corporation (b)	561,129
164,500	Tenet Healthcare Corporation (b)	4,546,780
264,121	UnitedHealth Group, Inc.	37,293,885
86,604	Universal Health Services, Inc.	11,613,596
		138,613,160
	Health Care Technology — 0.3%
173,600	Allscripts Healthcare Solutions, Inc. (b)	2,204,720

	Life Sciences Tools & Services — 2.0%
268,300	Agilent Technologies, Inc.	11,901,788
25,750	Thermo Fisher Scientific Inc.	3,804,820
		15,706,608
	Pharmaceuticals — 23.9%
176,570	Allergan plc (b)	40,803,561
345,305	Eli Lilly & Company	27,192,769
337,312	Johnson & Johnson	40,915,946
162,000	Mallinckrodt plc (b)	9,846,360
94,800	The Medicines Company (b) (d)	3,188,124
701,500	Merck & Co., Inc.	40,413,415
70,900	Mylan NV (b) (d)	3,065,716
646,037	Pfizer, Inc.	22,746,963
72,300	Teva Pharmaceutical Industries Ltd. (e)	3,631,629
		191,804,483
	Real Estate Investment Trusts — 9.3%
73,195	Care Capital Properties, Inc.	1,918,441
106,212	LTC Properties Inc.	5,494,347
709,455	Medical Properties Trust, Inc.	10,790,811
413,116	Omega Healthcare Investors Inc.	14,025,288

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE
	Real Estate Investment Trust — continued
530,672	Physicians Realty Trust	$11,149,419
456,190	Sabra Health Care REIT Inc.	9,413,481
479,604	Senior Housing Properties Trust	9,990,151
15,000	Ventas Realty, LP / Ventas Capital Corporation	415,500
152,491	Ventas, Inc.	11,104,395
		74,301,833
	Real Estate Management & Development — 0.0%
5,323	The RMR Group Inc, Class A (b)	164,853
	TOTAL COMMON STOCKS AND WARRANTS (Cost $820,666,924)	772,356,152

PRINCIPAL AMOUNT
	SHORT-TERM INVESTMENT — 9.1% of Net Assets
$72,607,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $72,607,000, 0.03%, dated 06/30/16, due 07/01/16 (collateralized by U.S. Treasury Bond 3.125%, due 2/15/43, market value $74,059,549)	72,607,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $72,607,000)	72,607,000
	TOTAL INVESTMENTS — 130.1% (Cost $1,092,814,681)	$1,042,002,395

NUMBER OF CONTRACTS (100 SHARES EACH)
	CALL OPTION CONTRACTS WRITTEN — (0.1)% of Net Assets
839	Abbott Laboratories Jul16 38.5 Call	(84,739)
759	Alkermes plc Jul16 43 Call	(121,440)
415	AmerisourceBergen Corporation Jul16 77.5 Call	(85,075)
391	BioMarin Pharmaceutical Inc. Jul16 85 Call	(76,245)
389	Gilead Sciences, Inc. Jul16 84 Call	(41,623)
948	The Medicines Company Jul16 35 Call	(85,320)
314	Medivation, Inc. Jul16 61.5 Call	(34,775)
709	Mylan NV Jul16 46.5 Call	(15,598)
749	Neurocrine Biosciences, Inc. Jul16 44 Call	(166,653)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $656,804)	(711,468)

The accompanying notes are an integral part of this Schedule of Investments.

TOTAL INVESTMENTS LESS CALL OPTION CONTRACTS WRITTEN - 130.0% (Cost $1,092,157,877)	$1,041,290,927
OTHER LIABILITIES IN EXCESS OF ASSETS - (30.0)%	(240,009,650)
NET ASSETS - 100%	$801,281,277

(a)              Security fair valued. See Investment Valuation and Fair Value Measurements.

(b)              Non-income producing security.

(c)               Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)              A portion of security is pledged as collateral for call options written.

(e)               American Depository Receipt

(f)                Foreign security.

The accompanying notes are an integral part of this Schedule of Investments.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2016

(Unaudited)

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the “Trustees”) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Federal Income Tax Cost

At June 30, 2016, the cost of securities for Federal income tax purposes was $1,092,779,151. The net unrealized loss on securities held by the Fund was $51,488,224, including gross unrealized gain of $59,849,859 and gross unrealized loss of $111,338,083.

Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2016

(Unaudited)

(continued)

The following is a summary of the inputs used as of June 30, 2016 to value the Fund’s net assets. For the period ended June 30, 2016, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred Stocks
Biotechnology			$4,151,922	$4,151,922
Health Care Equipment & Supplies			790,548	790,548
Preferred Stock
Real Estate Investment Trust	$13,560,000		—	13,560,000
Mandatory Convertible Preferred Stocks
Pharmaceuticals	14,919,100		—	14,919,100
Convertible and Non-Convertible Notes
Convertible Notes
Biotechnology	—	$11,383,750	—	11,383,750
Pharmaceuticals	—	43,016,107	—	43,016,107
Non-Convertible Notes
Biotechnology	—	10,762,680	—	10,762,680
Health Care Equipment & Supplies	—	11,465,397	—	11,465,397
Health Care Providers & Services	—	73,190,414	—	73,190,414
Pharmaceuticals	—	13,799,325	—	13,799,325
Common Stocks and Warrants
Biotechnology	256,891,903	—	183,752	257,075,655
Health Care Equipment & Supplies	92,484,840	—	—	92,484,840
Health Care Providers & Services	138,613,160	—	—	138,613,160
Health Care Technology	2,204,720	—	—	2,204,720
Life Sciences Tools & Services	15,706,608	—	—	15,706,608
Pharmaceuticals	191,804,483	—	—	191,804,483
Real Estate Investment Trusts	74,301,833	—	—	74,301,833
Real Estate Management & Development	164,853	—	—	164,853
Short-term Investment	—	72,607,000	—	72,607,000
Total	$800,651,500	$236,224,673	$5,126,222	$1,042,002,395
Other Financial Instruments
Liabilities
Call Options Contracts Written	$(711,468)	$—	$—	$(711,468)
Total	$(711,468)	$—	$—	$(711,468)

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2015	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of June 30, 2016
Convertible Preferred Stocks
Biotechnology		$(746)	$4,152,668			$4,151,922
Health Care Equipment & Supplies		377,991	412,557			790,548
Common Stocks and Warrants
Biotechnology		(20,249)	204,001			183,752
Total	$—	$356,996	$4,769,226	$—	$—	$5,126,222
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2016						$356,996

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2016

(Unaudited)

(continued)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at 6/30/2016	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$37,054	Income approach Black-Scholes	Discount for lack of marketability	20.00% (20.00%)

	790,548	Adjusted capital asset pricing model	Discount rate	32.16% (32.16%)
			Price to sales multiple	3.05 (3.05)

	4,298,620	Market approach, recent transaction	(a)	N/A

$5,126,222

(a) The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of managed assets. The value of these securities represented less than 1% of the Fund’s managed assets at June 30, 2016.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at June 30, 2016. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16	$952,006	$0.65	$951,923
Eleven Biotherapeutics, Inc.
Warrants (expiration 11/24/17)	11/25/14	2,780	0.00	0
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	3,200,662	1.50	3,199,999
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	6/8/16	282,525	1.00	407,078
Series Junior Cvt. Pfd	6/8/16	130,032	1.00	383,470
Pieris Pharmaceuticals, Inc.
Common	6/7/16	196,408	1.45	146,698
Series A, Warrants (expiration 6/8/21)	6/7/16	5,062	0.57	23,083
Series B, Warrants (expiration 6/8/21)	6/7/16	2,531	0.69	13,971
		$4,772,006		$5,126,222

(#) See Schedule of Investments and corresponding footnotes for more information on each issuer.

Item 2.  Controls and Procedures.

(a.)          The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b.)          There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tekla Healthcare Opportunities Fund

By (Signature and Title)	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date	8/26/16

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Laura Woodward
Laura Woodward, Treasurer

Date	8/26/16